UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Quality Growth Fund Inc.
(Exact name of registrant as specified in charter)

5500 Meadows Road, Suite 200

Lake Oswego, OR 97035-8234
(Address of principal executive offices) (Zip code)

Robert McIver

5500 Meadows Road, Suite 200

Lake Oswego, OR 97035-8234
(Name and address of agent for service)

(800) 221-4384

Registrant’s telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: November 30, 2020

Updated July 14, 2017

Item 1. Reports to Stockholders.

Letter from The Investment Adviser

Dear Fellow Shareholders,

The Jensen Quality Growth Fund, Inc. (the “Fund”) -- Class I Shares -- returned 18.96% for the six-months ended November 30, 2020, compared to a return of 19.98% for the Standard & Poor’s 500 Index over this period. Please see pages 7 through 10 of this report for complete standardized performance information for the Fund.

Market Perspective

The shock and awe experienced by the stock market in the first few months of 2020 was largely set aside over the last six months with investors willing to look through a strong decline in corporate earnings and other economic uncertainties. Investor sentiment has been buoyed by substantial monetary and fiscal support provided by the Federal Reserve and U.S. Executive and Legislative branches at levels far greater than that provided during the financial crisis of 2008-09. Importantly, solid progress on vaccine development to combat and ultimately end the COVID-19 pandemic also supported the market rally. The recent approvals and initial rollouts of two vaccines, one developed in collaboration by Pfizer and BioNTech and the other by Moderna, indicate that the pandemic and its collateral damage are nearing a conclusion. Also, a host of other promising vaccine candidates are in late-stage development that, together, should provide the supply needed to inoculate the world’s population in 2021.

Combined with the recent news on the vaccine development was the relief rally resulting from the initial results of the 2020 U.S. election cycle. While the outcome had moments of uncertainty and the final makeup of Congress is still to be determined, stock markets appear to have largely absorbed the results with an eye toward the future and the optimism that accompany new administrations and the resulting legislative priorities such as additional fiscal stimulus and other measures intended to hasten the economic recovery.

The Jensen Quality Growth Fund largely mirrored the strong performance in the stock markets over the last six months despite the economic upheaval resulting from the pandemic. The market’s sharp “V-shaped” recovery from its spring lows favored momentum and lower quality stocks that outperformed over the last six months, to the detriment of the Fund’s relative performance given its strategic emphasis on high-quality companies. While investors appreciate the strong market performance in reaction to the country’s fiscal and monetary responses, it remains to be seen whether the stimulus and support will have a meaningful and sustained impact on economic activity that is so critical to the long-term viability and success of nearly every business.

The Effect at Jensen

During the period, specific stock selection added value in the Consumer Discretionary and Information Technology sectors, while detracting from returns primarily in the HealthCare and Consumer Staples sectors. From a sector perspective, our overweight to the Health Care sector detracted from performance while our relative overweight in the Information Technology and Industrials sectors and our lack of presence in the Energy sector added value. Typically, very few companies in the Energy sector qualify for our strict requirement for high and prolonged profitability, as measured by consistently strong Return on Equity.

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Leading contributors to performance during the period were Apple (AAPL) and United Parcel Service (UPS), both of which continued to report reasonably solid earnings reports and reassuring guidance despite the uncertain economic climate caused by the global pandemic. In our view, competitive advantages for Apple include an iconic brand, a powerful network effect, and an innovation-focused company culture. We believe Apple’s shares benefited during the period from continued strength in the higher-margin Services segment. Sentiment was also buoyed by the release of new products and services that are expected to perform well in the ongoing work from home environment and as part of a device upgrade cycle for many consumers. During the period, UPS provided stronger than expected earnings reports despite the uncertain economic climate, resulting in strong stock performance. Importantly, UPS demonstrated pricing power and better-than-expected margins despite the higher costs associated with “last mile”, home-based deliveries. While the company’s business model is more sensitive to changes in economic activity than others in the Fund, UPS appears reasonably well positioned to weather the uncertainties that could hinder a broader global economic recovery, although we continue to monitor the company’s profitability in the face of competitive challenges to the business model.

Significant detractors from the Fund’s performance for the period included Becton Dickinson (BDX) and Johnson and Johnson (JNJ), as the market largely ignored the stability of Health Care businesses during the period in favor of momentum and lower quality stocks. Becton Dickinson is a global medical device and life sciences equipment company. Its share price declined in 2020 due to a pair of adverse regulatory actions and the company’s decision to issue additional equity. Unfortunately, these factors more than offset positive developments including the launch of a COVID-19 testing platform and multiple large orders for needles and syringes to be used for delivery of the coronavirus vaccines. Becton Dickinson remains a core Fund holding, but we continue to monitor improvements in business execution. JNJ’s earnings recovered in its most recent quarter despite pandemic induced headwinds in its consumer and medical devices businesses and its pharmaceutical segment continues to produce solid growth. The company is also pursuing its own COVID-19 vaccine candidate and expects to file for emergency approval in early 2021 if the vaccine proves safe and effective. In its recent earnings report, JNJ also raised its guidance for the remainder of the year and we continue to believe the company is well positioned as a high-quality health care business that should benefit long-term shareholders.

We are constantly evaluating all of the businesses owned by the Fund as well as other investment candidates to determine whether better opportunities exist in our investable universe that comprises businesses that have delivered at least a 15% Return on Equity for 10 consecutive years. Such determinations ultimately reflect a combination of fundamental considerations, valuation opportunities and overall risk profiles for our companies.

Fund Additions and Eliminations

During the period, the Jensen Investment Committee sold its holdings in Emerson Electric Company (EMR), Oracle (ORCL) and Omnicom (OMC) while initiating new positions in

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Starbucks (SBUX), Home Depot (HD) and Waste Management (WM) due to solid business fundamentals and attractive valuations for both stocks. A brief synopsis of the changes follows:

During the six months ended November 30, 2020, we completed the liquidation of Emerson Electric Company (EMR). With operations in a mix of businesses, historically, we have been attracted to the company’s solid market positions, strong innovation capabilities and the high switching costs in the company’s automation solutions business. Several years ago, the company embarked on a material corporate transformation. As part of the transformation, EMR sold a number of its lower margin businesses and made numerous acquisitions in the automation solutions and consumer and residential solutions segments. The primary goals of the transformation were to bring more focus to the company’s operations and to boost margins, cash flows and business value. As patient, long-term investors, we applauded the company’s efforts to achieve these goals.

Unfortunately, the transformation has fallen short of management’s goals and targets. Of note, the acquisition of twenty-four companies over the past four fiscal years has made it difficult to assess management’s success in integrating those businesses as well as the strength of the company’s competitive advantages going forward. Given this lack of visibility, the Investment Committee decided to liquidate the position and deploy the proceeds in names with more clarity in their strategic vision, competitive advantages and fundamental outlook.

The Jensen Investment Committee also sold Oracle (ORCL) from the Fund during the period due to fundamental concerns with the company’s revenue growth trends and with the ongoing transitions in company leadership in the face of key executive losses.

More recently, we completed the sale of Omnicom Group (OMC). OMC and its subsidiaries provide advertising, marketing, and public relations services through a network of advertising agencies, including well-known companies BBDO, DAS, DDB, OMG, and TBWA. While the company still has many positive attributes, including global scale, strong brands, solid balance sheet, and high profitability, we have successively reduced our holdings in OMC due to increasing concerns over slowing growth and enhanced competition. Consequently, we decided to fully exit the position, which represented less than 1% of Fund assets and redeploy the proceeds into what we believe are more attractive investment opportunities.

Starbucks (SBUX) is a widely known restaurant company and coffee roaster, selling coffee and food worldwide in over 30,000 restaurants. Approximately two-thirds of sales comprise the Americas (primarily the U.S. and Canada), one quarter are outside the Americas (primarily China, Japan, and Europe), and the remainder are generated from consumer-packaged goods including whole bean and ground coffees, single-serve drinks, and other branded products. Half of Starbucks’ stores are company-owned, with the balance licensed to large-scale, long-term partners.

Driving our investment thesis are the company’s strong competitive advantages, including its brand equity, economies of scale, network effect from its digital loyalty program and large store base, and its track record of successful menu and technological innovation. Other positives include diversified revenue sources, a solid management team and strong environmental, social, and governance scores.

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Tempering our enthusiasm are current weaknesses driven by the ongoing coronavirus containment efforts, including reduced air travel and commuting, and longer-term challenges due to the competitive industry and low customer switching costs. While we believe that Starbucks is well-positioned to recover from the current crisis, we recognize that there will be near-term headwinds and that we require a long-term view. Overall, given the strength of Starbucks’ underlying business model and the attractive valuation of the company’s stock, we were pleased to add the company to the Fund.

Home Depot (HD) built its market leadership by embarking on an aggressive early-mover store build-out starting in the late 1990s through the early 2000s. The company further cemented its dominance through additional competitive advantages such as high barriers to entry, brand equity, and economies of scale.

We believe Home Depot’s leadership team has done an excellent job integrating e-commerce into its retail model and we consider it to be one of the best models that blend online, physical stores, and rapid fulfillment distribution centers. The company has done a good job merchandising its stores and serving both professional contractors and do it yourself (DIY) consumers. Underlying this is stable long-term demand driven by the ongoing need for housing, aging housing stock that requires more repairs than newer homes, and home sales transactions. As a result, we believe the company can consistently grow its top line in the mid- single digits long-term and leverage revenues by scaling its operations to enable the business to increase earnings in the high single digits.

Waste Management (WM) is the largest waste disposal company in North America, serving approximately 21 million residential, commercial, industrial and municipal customers. Waste Management is also the market leader in the $70 billion North American waste disposal industry, with approximately a 20% market share. Republic Services (14% share) and Canada- based Waste Connections (7% share) are the two largest competitors. Market share thereafter is highly fragmented and, split among 20,000 industry participants.

In a business characterized by high entry barriers, the company’s primary competitive advantage is its industry-leading waste collection and disposal network. This network allows Waste Management to efficiently collect and process waste while generating transfer and disposal fees from competitors. Other positives include brand equity, stable end market demand, and greater financial resources than smaller, less well capitalized competitors.

We expect WM to grow and create business value due to pricing power, business mix opportunities, population growth and new business formation. Our investment thesis incorporates concerns including the current cyclical weakness and ongoing disruption in the global recycling market. However, we view these risks as manageable due to the diversity of Waste Management’s customer base, the essential nature of its services and ongoing contractual negotiations designed to improve recycling service economics.

Home Depot and Waste Management demonstrate many of the ‘Quality Growth’ attributes we prize including competitive advantages, high returns on capital and consistent free cash flow generation. We are pleased to add both companies to the Fund.

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In addition to these changes, the Investment Committee remained active in trimming positions seen as more fully valued or fundamentally challenged to reflect Jensen’s convictions in the businesses and relative valuation opportunities within the context of the ongoing economic upheaval.

The Jensen Outlook

Forecasting the outlook for 2021 and beyond is challenging. We believe volatility will remain a defining characteristic of the market environment in the short – medium term , but there are a number of positives including relatively healthy household balance sheets pent-up consumer demand and a steadily recovering job market. Additional fiscal stimulus was recently approved, providing further support to struggling businesses and families.

However, we recognize that many of these positive factors have been priced into the markets. Despite earnings for the S&P 500 Index companies projected to be more than 20% lower for the 2020 calendar year compared to 2018, the Index appreciated by over 31% in 2019 and is on track for an additional 18% increase in 2020. Earnings for the Index companies are expected to increase nearly 38% in 2021 which reflects the strong declines of 2020 due to the Covid-19 virus. We understand that the market is forward-looking but mindful that the pandemic has not subsided either globally or in the United States (and in many places is surging anew), the potential exists for some disappointment given the optimistic expectations. At a high level, the 2021 economic rebound presumes successful progress on COVID-19 vaccine approvals (which appear on track) and widespread deployment on a global scale (which will take considerable time, ). Further, we believe projected earnings growth for 2021 is dependent on reflation in energy prices, consumer spending and industrial activity concurrent with accelerating growth for companies in the technology and healthcare sectors.

The Global economy likely faces a difficult few months ahead with a resurgence in the pandemic in many places and the return of more stringent lockdowns that will hamper a more sustained economic recovery. Additional stimulus is or is likely to be forthcoming, but its impact may be muted in the face of rising small business failures and job losses. Consequently, the path forward could continue to be uneven, reflecting these many uncertainties.

We believe the antidote for such uncertainties and the accompanying volatility is to “know what you own” and to focus on underlying long-term business attributes, including competitive advantages, balance sheet strength, and free cash flow consistency. We are confident that while the companies in the Fund are not immune to ongoing stresses, they possess business models that have the demonstrated ability to mitigate economic risk. Our goal has been and remains to produce stable long-term returns while minimizing the risk of permanent loss of capital.

At Jensen, we invest in those companies which we believe can produce reliable and sustainable business results. We attempt to use market volatility as an opportunity to take advantage of disconnects between the shareholder value generated by these companies and the price of their stocks. We are confident that companies with strong fundamentals, durable competitive advantages, and a history of growing free cash flow can “chart their own paths” and have the potential to outperform lower-quality businesses over time.

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Whatever happens moving forward, we are confident that paying attention to company fundamentals, as discussed above, helps manage risk, should provide a measure of capital protection in volatile markets, and offers the opportunity for long-term capital appreciation. We have long preferred to invest in businesses that are supported by solid foundations of strong cash flow and more consistent financial outcomes as opposed to speculating on the stocks of businesses with more limited and perhaps less certain expectations.

We are tremendously grateful for the ongoing support of our firm and investment strategies from our partners and fellow shareholders.

We invite you to seek additional information about The Jensen Quality Growth Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of November 2020 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

The Fund is nondiversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Earnings growth is not a measure of the Fund’s future performance.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

S&P Earnings and Dividend Rankings: (also known as “quality rankings”) score the financial quality of several thousand US stocks from A+ through D with data going back to 1956. The company rankings are based on the most recent 10 years (40 quarters) of earnings and dividend data. The better the growth and stability of earnings and dividends, the higher the ranking.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

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Jensen Quality Growth Fund Inc. - Class J (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns –	1 year	3 years	5 years	10 years
For periods ended November 30, 2020

Jensen Quality Growth Fund - Class J	17.36%	14.50%	15.41%	13.99%
S&P 500 Stock Index	17.46%	13.17%	13.99%	14.19%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2010 for Class J. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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Jensen Quality Growth Fund Inc. - Class R (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns –	1 year	3 years	5 years	10 years
For periods ended November 30, 2020

Jensen Quality Growth Fund - Class R	16.80%	14.04%	14.96%	13.60%
S&P 500 Stock Index	17.46%	13.17%	13.99%	14.19%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2010 for Class R. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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Jensen Quality Growth Fund Inc. - Class I (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns –	1 year	3 years	5 years	10 years
For periods ended November 30, 2020

Jensen Quality Growth Fund - Class I	17.63%	14.79%	15.70%	14.29%
S&P 500 Stock Index	17.46%	13.17%	13.99%	14.19%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $250,000 made on November 30, 2010 for Class I. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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Jensen Quality Growth Fund Inc. - Class Y (Unaudited)

Total Returns vs. The S&P 500

Total Returns –	1 Year	3 Year	Since Inception
For periods ended November 30, 2020			(September 30, 2016)

Jensen Quality Growth Fund - Class Y	17.71%	14.86%	16.58%
S&P 500 Stock Index	17.46%	13.17%	15.35%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on September 30, 2016 (commencement of operations for Class Y). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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Investments by Sector as of November 30, 2020

(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services.

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Statement of Assets & Liabilities

November 30, 2020 (Unaudited)

Assets:
Investment, at value (cost $5,951,739,423)	$9,902,417,780
Income receivable	15,483,830
Receivable for capital stock issued	6,602,702
Other assets	254,272
Total assets	$9,924,758,584

Liabilities:
Payable to Investment Adviser	3,969,643
Payable for capital stock redeemed	6,737,665
Accrued distribution fees	881,732
Accrued director fees	56,703
Accrued custodian fees	42,817
Accrued expenses and other liabilities	1,572,052
Total liabilities	13,260,612
Total Net Assets	$9,911,497,972

Net Assets Consist of:
Capital stock	5,013,914,561
Total distributable earnings	4,897,583,411
Total Net Assets	$9,911,497,972

Net Assets Consist of:
Class J Shares
Net Assets	$2,565,525,146
Shares outstanding	43,888,827
Net Asset Value - Offering Price and Redemption Price Per Share (2,000,000,000 shares authorized)	$58.46

Class R Shares
Net Assets	$25,223,087
Shares outstanding	433,849
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$58.14

Class I Shares
Net Assets	$4,754,619,818
Shares outstanding	81,331,185
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$58.46

Class Y Shares
Net Assets	$2,566,129,921
Shares outstanding	43,900,968
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$58.45

The accompanying notes are an integral part of these financial statements.

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Schedule of Investments

November 30, 2020 (Unaudited) (showing percentage of total net assets)

Common Stocks - 97.97%

shares	Air Freight & Logistics - 2.79%	value
1,616,000	United Parcel Service, Inc. - Class B	$276,449,120

shares	Beverages - 6.42%	value
4,410,000	PepsiCo, Inc.	$636,054,300

shares	Commercial Services & Supplies - 1.01%	value
837,000	Waste Management, Inc.	$99,711,810

shares	Electronic Equipment, Instruments & Components - 0.22%	value
170,000	Amphenol Corporation - Class A	$22,237,700

shares	Food Products - 3.43%	value
5,594,000	General Mills, Inc.	$340,227,080

shares	Health Care Equipment & Supplies - 10.05%	value
2,251,000	Becton Dickinson and Company	$528,624,840
2,004,000	Stryker Corporation	$467,733,600
		$996,358,440

shares	Health Care Providers & Services - 4.11%	value
1,212,000	UnitedHealth Group, Inc.	$407,644,080

shares	Hotels, Restaurants & Leisure - 2.51%	value
2,535,000	Starbucks Corporation	$248,480,700

shares	Household Products - 1.94%	value
1,382,000	The Procter & Gamble Company	$191,918,340

shares	Industrial Conglomerates - 4.99%	value
2,860,600	3M Company	$494,111,438

shares	Interactive Media & Services - 6.41%	value
362,000	Alphabet, Inc. - Class A (a)	$635,092,800

The accompanying footnotes are an integral part of the Financial Statements.

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Schedule of Investments continued

November 30, 2020 (Unaudited) (showing percentage of total net assets)

shares	IT Services - 15.61%	value
1,945,000	Accenture Plc - Class A (b)	$484,480,050
1,446,000	Automatic Data Processing, Inc.	$251,430,480
1,601,000	Broadridge Financial Solutions, Inc.	$235,154,880
4,354,000	Cognizant Technology Solutions Corporation - Class A	$340,178,020
700,000	Mastercard, Inc. - Class A	$235,557,000
		$1,546,800,430

shares	Pharmaceuticals - 9.18%	value
3,728,000	Johnson & Johnson	$539,367,040
9,664,000	Pfizer, Inc.	$370,227,840
		$909,594,880

shares	Professional Services - 2.01%	value
1,196,000	Equifax, Inc.	$199,612,400

shares	Semiconductors & Semiconductor Equipment - 2.16%	value
1,329,000	Texas Instruments, Inc.	$214,301,250

shares	Software - 9.96%	value
917,000	Intuit, Inc.	$322,802,340
3,102,000	Microsoft Corporation	$664,045,140
		$986,847,480

shares	Specialty Retail - 3.76%	value
686,000	The Home Depot Inc.	$190,303,260
2,874,600	The TJX Companies, Inc.	$182,565,846
		$372,869,106

shares	Technology Hardware, Storage & Peripherals - 4.51%	value
3,759,000	Apple, Inc.	$447,508,950

The accompanying footnotes are an integral part of the Financial Statements.

14	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Schedule of Investments continued

November 30, 2020 (Unaudited) (showing percentage of total net assets)

shares	Textiles, Apparel & Luxury Goods - 6.90%	value
3,570,000	NIKE, Inc. - Class B	$480,879,000
2,440,000	VF Corporation	$203,496,000
		$684,375,000

Total Common Stocks		value
(Cost $5,759,516,947)		$9,710,195,304

Short Term Investment - 1.94%

shares	Money Market Fund - 1.94%	value
192,222,476	First American Treasury Obligations Fund - Class X, 0.046% (c)	$192,222,476

Total Short Term Investment		value
(Cost $192,222,476)		$192,222,476

Total Investments		value
(Cost $5,951,739,423) - 99.91%		$9,902,417,780

Other Assets in Excess of Liabilities - 0.09%		$9,080,192
TOTAL NET ASSETS - 100.00%		$9,911,497,972

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 4.89% as a percentage of net assets.
(c)	Variable rate security. Rate listed is the 7-day effective yield as of November 30, 2020.

The accompanying footnotes are an integral part of the Financial Statements.

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Statement of Operations

Six Months Ended November 30, 2020 (Unaudited)

Investment Income:
Dividend income	$81,464,003
Interest income	60,480
Total investment income	81,524,483

Expenses:
Investment advisory fees	22,608,888
12b-1 - Class J	3,121,581
Transfer agent fees - Class I	966,835
Administration fees	708,663
Sub-transfer agent expenses - Class J	668,639
Shareholder servicing fees - Class I	441,940
Fund Accounting fees	241,297
Federal and state registration fees	147,083
Transfer agent expenses	133,063
Custody fees	118,095
Directors’ fees and expenses	115,063
Reports to shareholders - Class I	77,258
Professional fees	65,897
12b-1 fees - Class R	62,338
Reports to shareholders - Class J	55,358
Other	53,829
Reports to shareholders - Class Y	43,440
Transfer agent fees -Class J	38,743
Shareholder servicing fees - Class R	21,313
Transfer agent fees - Class Y	10,683
Transfer agent fees - Class R	8,324
Reports to shareholders - Class R	1,375
Total expenses	29,709,705

Net Investment Income	51,814,778

Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	488,596,991
Change in unrealized appreciation on investments	1,079,850,835
Net realized and unrealized gain on investments	1,568,447,826

Net Increase in Net Assets Resulting from Operations	$1,620,262,604

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

Operations:	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Net investment income	51,814,778	105,308,049
Net realized gain on investment transactions	488,596,991	825,438,612
Change in unrealized appreciation(depreciation) on investments	1,079,850,835	(36,972,752)
Net increase in net assets resulting from operations	1,620,262,604	893,773,909

Capital Share Transactions:
Shares Sold - Class J	68,705,594	247,444,169
Shares Sold - Class R	1,540,723	5,272,964
Shares Sold - Class I	462,661,507	2,319,477,243
Shares Sold - Class Y	197,395,983	1,681,573,385
Shares issued in reinvestment of dividends - Class J	12,403,222	215,395,135
Shares issued in reinvestment of dividends - Class R	66,044	2,025,318
Shares issued in reinvestment of dividends - Class I	23,383,753	303,957,720
Shares issued in reinvestment of dividends - Class Y	11,977,572	71,318,754
Shares redeemed - Class J	(354,365,134)	(828,418,623)
Shares redeemed - Class R	(4,543,377)	(12,679,950)
Shares redeemed - Class I	(467,163,773)	(2,235,266,160)
Shares redeemed - Class Y	(360,348,857)	(333,286,627)
Net increase (decrease)	(408,286,743)	1,436,813,328

Dividends and Distributions to Shareholders:
Net dividends and distributions to shareholders - Class J	(12,631,189)	(219,321,651)
Net dividends and distributions to shareholders - Class R	(66,517)	(2,038,825)
Net dividends and distributions to shareholders - Class I	(26,823,054)	(359,624,284)
Net dividends and distributions to shareholders - Class Y	(16,027,759)	(94,198,350)
Total dividends and distributions	(55,548,519)	(675,183,110)

Increase in Net Assets	1,156,427,342	1,655,404,127
Net Assets:
Beginning of Period	8,755,070,630	7,099,666,503
End of Period	$9,911,497,972	$8,755,070,630

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	17

Financial Highlights

Class J

	six months
	ended	year ended	year ended	year ended	year ended	year ended
	November 30,	May 31,	May 31,	May 31,	May 31,	May 31,
Per Share Data:	2020 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$49.46	$47.79	$47.87	$43.44	$38.78	$40.88
Income from investment operations:
Net investment income(1)	0.26	0.58	0.47	0.44	0.45	0.46
Net realized and unrealized gains on investments	9.00	5.30	3.88	5.49	6.00	1.72
Total from investment operations	9.26	5.88	4.35	5.93	6.45	2.18
Less distributions:
Dividends from net investment income	(0.26)	(0.54)	(0.46)	(0.41)	(0.43)	(0.49)
Distributions from capital gains	–	(3.67)	(3.97)	(1.09)	(1.36)	(3.79)
Total distributions	$(0.26)	$(4.21)	$(4.43)	$(1.50)	$(1.79)	$(4.28)
Net asset value, end of period	$58.46	$49.46	$47.79	$47.87	$43.44	$38.78
Total return(2)	18.81%	12.15%	9.58%	13.77%	17.12%	5.99%
Supplemental data and ratios:
Net assets, end of period (000’s)	$2,565,525	$2,422,553	$2,700,303	$2,594,126	$2,604,964	$2,317,939
Ratio of expenses to average net assets(3)	0.83%	0.84%	0.86%	0.87%	0.87%	0.87%
Ratio of net investment income to average net assets(3)	0.91%	1.11%	0.97%	0.92%	1.12%	1.18%
Portfolio turnover rate(2)	9.38%	23.38%	17.50%	9.06%	6.80%	14.12%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(2)	Not annualized for the six months ended November 30, 2020
(3)	Annualized for the six months ended November 30, 2020

The accompanying notes are an integral part of these financial statements.

18	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Financial Highlights

Class R

	six months
	ended	year ended	year ended	year ended	year ended	year ended
	November 30,	May 31,	May 31,	May 31,	May 31,	May 31,
Per Share Data:	2020 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$49.18	$47.53	$47.62	$43.23	$38.59	$40.69
Income from investment operations:
Net investment income(1)	0.13	0.34	0.28	0.26	0.29	0.32
Net realized and unrealized gains on investments	8.97	5.30	3.86	5.47	5.98	1.72
Total from investment operations	9.10	5.64	4.14	5.73	6.27	2.04
Less distributions:
Dividends from net investment income	(0.14)	(0.32)	(0.26)	(0.25)	(0.27)	(0.35)
Distributions from capital gains	–	(3.67)	(3.97)	(1.09)	(1.36)	(3.79)
Total distributions	$(0.14)	$(3.99)	$(4.23)	$(1.34)	$(1.63)	$(4.14)
Net asset value, end of period	$58.14	$49.18	$47.53	$47.62	$43.23	$38.59
Total return(2)	18.54%	11.66%	9.17%	13.34%	16.69%	5.63%
Supplemental data and ratios:
Net assets, end of period (000’s)	$25,223	$23,995	$28,197	$31,597	$27,300	$29,181
Ratio of expenses to average net assets(3)	1.26%	1.27%	1.24%	1.24%	1.24%	1.22%
Ratio of net investment income to average net assets(3)	0.47%	0.68%	0.58%	0.56%	0.75%	0.83%
Portfolio turnover rate(2)	9.38%	23.38%	17.50%	9.06%	6.80%	14.12%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(2)	Not annualized for the six months ended November 30, 2020
(3)	Annualized for the six months ended November 30, 2020

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	19

Financial Highlights

Class I

	six months
	ended	year ended	year ended	year ended	year ended	year ended
	November 30,	May 31,	May 31,	May 31,	May 31,	May 31,
Per Share Data:	2020 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$49.46	$47.81	$47.90	$43.46	$38.80	$40.90
Income from investment operations:
Net investment income(1)	0.31	0.66	0.60	0.55	0.56	0.56
Net realized and unrealized gains on investments	9.02	5.34	3.87	5.51	6.00	1.72
Total from investment operations	9.33	6.00	4.47	6.06	6.56	2.28
Less distributions:
Dividends from net investment income	(0.33)	(0.68)	(0.59)	(0.53)	(0.54)	(0.59)
Distributions from capital gains	–	(3.67)	(3.97)	(1.09)	(1.36)	(3.79)
Total distributions	$(0.33)	$(4.35)	$(4.56)	$(1.62)	$(1.90)	$(4.38)
Net asset value, end of period	$58.46	$49.46	$47.81	$47.90	$43.46	$38.80
Total return(2)	18.96%	12.41%	9.85%	14.08%	17.42%	6.25%
Supplemental data and ratios:
Net assets, end of period (000’s)	$4,754,620	$4,002,485	$3,454,461	$3,261,893	$3,052,698	$2,799,657
Ratio of expenses to average net assets(3)	0.58%	0.60%	0.61%	0.62%	0.60%	0.63%
Ratio of net investment income to average net assets(3)	1.15%	1.37%	1.22%	1.18%	1.38%	1.42%
Portfolio turnover rate(2)	9.38%	23.38%	17.50%	9.06%	6.80%	14.12%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(2)	Not annualized for the six months ended November 30, 2020
(3)	Annualized for the six months ended November 30, 2020

The accompanying notes are an integral part of these financial statements.

20	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Financial Highlights

Class Y

	six months
	ended	year ended	year ended	year ended
	November 30,	May 31,	May 31,	May 31,	September 30, 2016(1)
Per Share Data:	2020 (unaudited)	2020	2019	2018	through May 31, 2017
Net asset value, beginning of period	$49.46	$47.80	$47.90	$43.46	$40.12
Income from investment operations:
Net investment income(2)	0.33	0.73	0.63	0.58	0.34
Net realized and unrealized gains on investments	9.01	5.31	3.87	5.51	4.65
Total from investment operations	9.34	6.04	4.50	6.09	4.99
Less distributions:
Dividends from net investment income	(0.35)	(0.71)	(0.63)	(0.56)	(0.29)
Distributions from capital gains	–	(3.67)	(3.97)	(1.09)	(1.36)
Total distributions	$(0.35)	$(4.38)	$(4.60)	$(1.65)	$(1.65)
Net asset value, end of period	$58.45	$49.46	$47.80	$47.90	$43.46
Total return(3)	18.98%	12.51%	9.90%	14.16%	12.85%
Supplemental data and ratios:
Net assets, end of period (000’s)	$2,566,130	$2,306,038	$916,705	$536,621	$440,892
Ratio of expenses to average net assets(4)	0.52%	0.54%	0.55%	0.55%	0.56%
Ratio of net investment income to average net assets(4)	1.22%	1.46%	1.31%	1.25%	1.55%
Portfolio turnover rate(3)	9.38%	23.38%	17.50%	9.06%	6.80%

(1)	Commencement of Operations
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(3)	Not annualized for the six months ended November 30, 2020 and the period ended May 31, 2017.
(4)	Annualized for the six months ended November 30, 2020 and the period ended May 31, 2017.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	21

Notes to the Financial Statements

November 30, 2020 (unaudited)

1.  Organization and Significant Accounting Policies

The Jensen Quality Growth Fund Inc. (the “Fund”), was incorporated as an Oregon corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. Effective March 1, 2018, the name of the Fund was changed from The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund to The Jensen Quality Growth Fund Inc. The Fund is authorized to issue 5,000,000,000 shares of common stock, all of which have been authorized for the existing share classes. The Fund currently offers four different classes of shares; Class J, Class I, Class R, and Class Y. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee, Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, Class I shares are subject to a shareholder servicing fee up to 0.10%, and Class Y shares are not subject to any 12b-1, shareholder servicing or sub transfer agency fee as described in the separate prospectuses for each of the funds share classes. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees, shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a)  Investment Valuation – Securities that are listed on United States stock exchanges are valued at the last sale price at the close of the exchange. Equity securities listed on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the

22	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the year. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	23

The following is a summary of the inputs used, as of November 30, 2020, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common Stocks*	$9,710,195,304	$9,710,195,304	$—	$—
Total Short-Term Investment	$192,222,476	$192,222,476	—	—
Total Investments	$9,902,417,780	$9,902,417,780	$—	$—

*	For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the period ended November 30, 2020 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting year.

b)  Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2020. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c)  Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

d)  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

24	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

e)  Guarantees and Indemnifications – Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f)  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

g)  Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

2.  Capital Share Transactions

Transactions in shares of the Fund were as follows:

Class J	period ended November 30, 2020	year ended May 31, 2020
Shares sold	1,275,818	4,965,464
Shares issued in reinvestment of dividends	242,610	4,237,996
Shares redeemed	(6,611,849)	(16,727,817)
Net decrease	(5,093,421)	(7,524,357)
Shares outstanding:
Beginning of period	48,982,248	56,506,605
End of period	43,888,827	48,982,248

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	25

Class R	period ended November 30, 2020	year ended May 31, 2020
Shares sold	28,738	106,858
Shares issued in reinvestment of dividends	1,297	39,951
Shares redeemed	(84,117)	(252,144)
Net decrease	(54,082)	(105,335)
Shares outstanding:
Beginning of period	487,931	593,266
End of period	433,849	487,931

Class I	period ended November 30, 2020	year ended May 31, 2020
Shares sold	8,653,621	46,606,590
Shares issued in reinvestment of dividends	456,167	5,987,147
Shares redeemed	(8,697,821)	(43,932,667)
Net increase	411,967	8,661,070
Shares outstanding:
Beginning of period	80,919,218	72,258,148
End of period	81,331,185	80,919,218

Class Y	period ended November 30, 2020	year ended May 31, 2020
Shares sold	3,714,431	33,017,448
Shares issued in reinvestment of dividends	233,799	1,414,135
Shares redeemed	(6,675,261)	(6,980,668)
Net increase (decrease)	(2,727,031)	27,450,915
Shares outstanding:
Beginning of period	46,627,999	19,177,084
End of period	43,900,968	46,627,999

3.  Investment Transactions

The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the Period ended November 30, 2020, were $869,796,708 and $1,239,703,415, respectively.

26	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

4.  Income Taxes

The distributions of $103,370,615 and $74,982,000 paid during the years ended May 31, 2020 and 2019, respectively, were classified as ordinary income for tax purposes. The distributions of $571,812,495 and $524,001,654 paid during the years ended May 31, 2020 and 2019, respectively, were classified as long-term capital gain for income tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2020, distributable earnings decreased by $94,132,461 and capital stock increased by $94,132,461. The permanent difference relates to tax equalization.

At May 31, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$5,872,010,361
Gross unrealized appreciation	$3,112,739,688
Gross unrealized depreciation	$(249,235,299)
Net unrealized appreciation	$2,863,504,389
Undistributed ordinary income	$19,421,345
Undistributed long-term capital gain	$449,943,592
Distributable earnings	$469,364,937
Other accumulated gains	—
Total distributable earnings	$3,332,869,326

The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

5.  Line of Credit

The Fund has the lesser of (i) $400 million, (ii) 20% of the gross market value of the Fund, or (iii) 33.33% of the net market value of the unencumbered assets of the Fund available under a revolving credit facility, subject to certain restrictions, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The unsecured line of credit has a one-year term and is reviewed annually by the Board of Directors. The credit facility is with the Fund’s custodian, U.S. Bank. The current credit facility runs through December 15, 2020. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of November 30, 2020, the rate on the Fund’s line of credit was 2.25%. The Fund did not borrow on the line of credit during the period ended November 30, 2020.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	27

6.  Investment Advisory Agreement

The Fund is a party to an Investment Advisory and Service Contract with the Investment Adviser. Pursuant to the terms of the Investment Advisory and Service Contract approved by Fund shareholders, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion and up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion and up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion.

Certain officers and a director of the Fund are also officers and directors of the Investment Adviser.

7.  Distribution and Shareholder Servicing

The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares. 12b-1 fees incurred for the period ended November 30, 2020, are disclosed on the Statement of Operations and the amount payable at year end is disclosed on the Statement of Assets and Liabilities.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares. The amount actually incurred for the period ended November 30, 2020 was 0.02% on an annualized basis.

The Fund has also adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares. The amount actually incurred for the period ended November 30, 2020 was 0.17% on an annualized basis.

8.  Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2020, Charles Schwab & Co., Inc., for the benefit of its customers, held 49.21% of the outstanding shares of the Class J share class. At November 30, 2020, Wells Fargo Clearing Services LLC, for the benefit of its customers, held 40.92% of the outstanding shares of the Class I share class. At November 30, 2020, Great-West Trust Company LLC, for the benefit of its customers, held 38.26% of the outstanding shares of the Class R share class. At November 30, 2020, Edward D Jones and Co., for the benefit of its customers, held 36.88% of the outstanding shares of the Class Y share class.

28	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

9.  COVID-19

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

10.  Subsequent Events

On December 14, 2020, the Fund entered into a new credit facility with the Fund’s custodian, U.S. Bank. The new facility, which is secured by the Fund’s assets, amended and restated the Fund’s existing credit facility with U.S. Bank and runs until December 13, 2021. The amount available to the Fund under the new credit facility, subject to certain restrictions, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities is the lesser of (i) $400 million, (ii) 20% of the gross market value of the Fund or (iii) 33.33% of the net market value of the unencumbered assets of the Fund. The interest rate on any outstanding amount is equal to the prime rate less 1%.

On December 15, 2020, The Fund declared and paid a distribution from ordinary income of $0.11707681, $0.15467027, $0.04253354, and $0.16807608 for Class J, Class I, Class R and Class Y, respectively, to shareholders of record as of December 14, 2020.

On December 15, 2020, the Fund declared and paid a long-term capital gain of $5.09200 for Class J, Class I, Class R and Class Y to shareholders of record as of December 14, 2020.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	29

Expense Example - November 30, 2020 (Unaudited)

As a shareholder of The Jensen Quality Growth Fund Inc. (the “Fund”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2020 - November 30, 2020).

Actual Expenses

The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

30	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Expense Example Tables

Jensen Quality Growth Fund – Class J	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period* Jun 1, 2020 – Nov 30, 2020
Actual	$1,000.00	$1,188.10	$4.55
Hypothetical (5% annual return before expenses)	1,000.00	1,020.91	4.20

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Jensen Quality Growth Fund – Class R	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period* Jun 1, 2020 – Nov 30, 2020
Actual	$1,000.00	$1,185.40	$6.90
Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.38

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Jensen Quality Growth Fund – Class I	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period* Jun 1, 2020 – Nov 30, 2020
Actual	$1,000.00	$1,189.60	$3.21
Hypothetical (5% annual return before expenses)	1,000.00	1,022.14	2.96

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.58%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Jensen Quality Growth Fund – Class Y	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period* Jun 1, 2020 – Nov 30, 2020
Actual	$1,000.00	$1,189.80	$2.85
Hypothetical (5% annual return before expenses)	1,000.00	1,022.46	2.64

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	31

Additional Information (Unaudited)

1. Investment Advisory Agreement Disclosure

Section 15(c) under the 1940 Act requires that a registered investment company’s board of directors, including a majority of independent directors, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis. In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the fund’s shareholders.

In their most recent deliberations concerning whether to renew The Jensen Quality Growth Fund Inc.’s (the “Fund”) Investment Advisory and Service Contract with the Adviser (the “Agreement”), the Fund’s Board of Directors (the “Board”) including the Fund’s independent directors (“Independent Directors”) conducted the review and made the determinations that are described below. During its deliberations, the Board requested from Jensen Investment Management, Inc. (the “Adviser”), and the Adviser furnished, all information reasonably necessary for it to evaluate the renewal of the Agreement.

The entire Board first met on April 14, 2020 to consider the information provided by the Adviser in connection with the renewal of the Agreement. Prior to the April 14, 2020 meeting, the Independent Directors conferred separately with their legal counsel. After the April 14, 2020 meeting, the Independent Directors separately met again and conferred with their legal counsel to consider and evaluate the information provided by the Adviser.

The Board considered the information included in both the April 14, 2020 Board meeting materials and the materials presented at a Board meeting held on July 14, 2020 during which each the directors of the Fund participated by means of video and audio communication that allowed all of them to hear each other simultaneously during the meeting (the “Meeting). The Adviser confirmed that it had provided all information reasonably necessary for the Board to evaluate the Agreement. At the Meeting, a discussion ensued relating to the advisory fee payable under the Agreement and the factors described in the memorandum prepared by Fund counsel included in the April 14, 2020 Board meeting materials. During the Meeting and the April 14, 2020 Board meeting, the Board, including the Independent Directors, evaluated those and other factors, acknowledging that not any single factor was controlling and not every factor was given the same weight by each director of the Fund, and reached the conclusions described below, among others.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. The Board reviewed the terms of the Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund. The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, including the results of the Adviser’s and Fund’s regulatory examination by the Securities and Exchange Commission’s Division of Investment Management, and the Adviser’s oversight of the Fund’s service providers.

32	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

The Board considered the Adviser’s business continuity plan, its organizational and ownership structure, the Adviser’s personnel and the composition of its investment committee, which makes all investment decisions for the Fund, and the Adviser’s succession planning. The Board also considered the Adviser’s approach to risk management. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Agreement continued to be satisfactory.

Investment Performance. The Board examined the investment performance of the Fund compared to the Fund’s benchmark, the S&P 500 Index, and the Fund’s rankings and ratings in the Morningstar Large Cap Growth Funds category, respectively, for certain periods ending February 29, 2020. The Board noted the Fund’s outperformance (for Class I Shares) compared to its index for the three-, five- and fifteen-year periods. The Board noted that the Fund received an Analyst Rating of Silver from Morningstar, and that the Fund’s overall rating was 3 Stars (out of a possible 5 Stars) for Class I, Class J, Class R and the Y Shares class. The Board observed that the Adviser appeared to have adhered to its strict investment discipline. Furthermore, the Board was informed by the Adviser that, during the most recent complete stock market cycle (starting with the peak of the last bull market (October 9, 2007) through the top of the market on February 19, 2020), the Class I Shares’ average annual return net of expenses was 10.02% compared to a return of 8.73% for the S&P 500 Index, providing evidence that the full benefits of the Adviser’s investment discipline are realized over an entire stock market cycle and which appears to have been generated with less volatility than the overall market. As a result of these and other factors, the Board concluded that the overall long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio. The Board compared the Fund’s advisory fee with those of the funds in the Fund’s Morningstar category and a more-focused peer group of retail class shares of actively managed funds in the Fund’s Morningstar category. The Board noted that the Fund’s blended advisory fee of 0.487% continued to be below the median and the mean for its Morningstar category (large cap growth funds between $3 billion and $9 billion in assets), including actively managed retail-class funds and actively managed institutional-class funds. The Board also noted that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser. The Board observed that, with the exception of a small number of long-time institutional separate account clients, the Adviser typically charges its separate accounts a minimum annualized fee rate of (i) 1% of assets under management (“AUM”) for individual investors that includes breakpoints that decline to an annualized fee rate of 0.50%, and (ii) 0.55% of AUM for institutional investors that decline to an annualized fee rate of 0.45% of AUM on assets above $50 million. At the same time, the Board also noted the limitations of such comparisons due to the different services required by separate account clients compared to the Fund. Separate accounts, the Board observed, may be smaller and require more personalized services, but they are subject to less regulation and generally do not require the same level of administrative support as the Fund.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	33

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Morningstar category. The Fund’s expense ratio for the Class J Shares was below the average and median of such funds in the Morningstar category that included the same 25 basis point 12b-1 fee as the Fund. For the Fund’s Class I Shares, the Board observed, the expense ratio was below the average and median when compared to the institutional funds in its Morningstar category.

The Board noted that the expense ratio for the Class J Shares had declined from 86 basis points in 2019 to 84 basis points in February 2020, principally due to the effect of breakpoints in the Fund’s advisory fee, the percentage decrease in sub-transfer agency fees paid by the Fund, and a relative decline in the Fund’s fixed costs as a percentage of Fund assets.

The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs, which are not included in the Fund’s expense ratio but are deducted from the Fund’s net asset value. Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer groups.

Profitability of the Adviser. The Board considered the profitability of the Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2019 and the methodology used to calculate that profitability, and compared the Adviser’s profitability with respect to the Fund to that of publicly traded investment advisers. Even after adjustments for certain compensation expenses, it appeared that the Adviser’s pre-tax profit margin from the Fund was higher than the median pre-tax profit margin of such other advisers on both a pre-marketing and post-marketing basis, but was within the range when comparing the Adviser’s overall pre-tax profit margins against such other advisers on both a pre-marketing and post-marketing basis. It was noted that the Adviser’s adjustment to its compensation expense was made to consider differences between the compensation program of the Adviser and those of publicly traded investment management firms.

The Board considered the fact that the Adviser pays certain administrative expenses of the Fund, including the cost of the Fund’s Chief Compliance Officer, though it noted that under the Agreement the Fund is authorized, subject to prior Board approval, to pay for certain costs of the Fund’s compliance personnel in the future. The Board also considered the Adviser’s projected profitability for 2020 from the Fund using the same analysis and methodology used to assess the Adviser’s 2019 profitability and found no meaningful difference between 2019 profitability from the Fund and the profitability projected for 2020 from the Fund.

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser. The Board understood that the administrative services the Adviser provides to the Fund are, on balance, more extensive than those it provides to its separate accounts but also noted that efficiencies are realized when managing one mutual fund compared to managing multiple separate accounts. The Board also understood that, in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies.

34	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded advisers that have more diversified business lines and different cost structures than those of the Adviser, the absence of profitability information on a fund-by-fund basis and for privately held investment advisers like the Adviser, and the uncertainty of the various cost allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Adviser were not unreasonable.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of further breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.84% for the fiscal year ended May 31, 2020, despite the addition of sub-transfer agency expenses beginning in 2010. Regarding the issue of breakpoints, the Board noted the Adviser’s implementation of a breakpoint fee schedule in October 2010. The Board also noted that many comparable funds with breakpoints at lower levels had higher overall advisory fees at the same asset level as the Fund. Using a sensitivity analysis, the Board compared and noted the effect on the Fund’s expense ratio from accelerating the Fund’s existing breakpoint fee schedule at varying asset levels above the Fund’s current asset level. Based on the data presented, the Board concluded that more accelerated or additional breakpoints in the Fund’s advisory fee were not warranted at this time.

Other Benefits. The Board considered the potential fall-out benefits realized by the Adviser from its services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research for “soft dollars”. The Board understood that the Adviser maintained a separate account advisory business and managed two other mutual funds and a collective investment trust. The Board noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify.

Other Factors and Considerations. The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics and participates in discussions with the Fund’s portfolio managers.

Based on its evaluation of all the relevant factors and the information provided to it, the Board, including all of the Independent Directors, voted unanimously on July 14, 2020 to renew the Agreement for a one-year period until July 31, 2021.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	35

2. Shareholder Notification of Federal Tax Status

The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2020 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2020 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2020.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 2.90% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Fund designates 0.00% of ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

3. Availability of Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

4. Portfolio Holdings

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

5. Additional Disclosure Regarding Fund Directors and Officers

Independent Directors

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Roger A. Cooke The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – 2013); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company (1992 – 2000).	1	None
Robert E. Harold The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1947	Chairman and Independent Director	Indefinite Term; since September 2000 and Chairman since July 2015.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc., an animation studio (March 2005 – October 2005).	1	Director of Laika, Inc., an animation studio (2002 – present).
Kenneth Thrasher The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Retired. Chairman (2002 – 2018) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company; President and CEO of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company, from 1999-2001, and other executive positions at Fred Meyer, Inc., including EVP and Chief Administrations Officer and SVP and Chief Financial Officer, from 1982-1999.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).
Janet G. Hamilton, PhD, CFA The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1955	Independent Director	Indefinite Term; since October 2016.	Associate Professor, Finance, Portland State University’s School of Business (1986 – present) and Area Director (2016-present).	1	None

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	37

Interested Director

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Robert D. McIver* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Director and President	Indefinite Term; since July 2015; 1 Year Term as President of the Fund; Served as President since February 2007.	Director (since July 2015) of the Fund; President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.	1	Jensen Investment Management, Inc. (since February 2007)

38	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Officers of the Fund

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Robert D. McIver* SEE ABOVE
Eric H. Schoenstein* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served since January 2011.	Director and Vice President of Business Analysis for Jensen Investment Management, Inc. (2002 – present).	N/A	Trustee of the Oregon State University Foundation (2008-present)
Richard W. Clark*** Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1969	Vice President	1 Year Term; Served since April 2017.	Director – Sales and Marketing for Jensen Investment Management, Inc. (2001-present).	N/A	N/A
Shannon Contreras* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1973	Treasurer and Vice President	1 Year Term; Served since February 2020.	Director of Finance, Treasurer and Senior Compliance Officer (February 2020 – Present), Senior Compliance Officer and Associate - Finance (October 2014 – February 2020) of Jensen Investment Management, Inc.	N/A	N/A
Gabriel L. Goddard* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1972	Chief Compliance Officer and AML Officer; Vice President and Secretary	1 Year Term; Served since January 2018 (as Vice President and Secretary) and since February 2020 as Chief Compliance Officer and AML Officer.	Vice President and Secretary (January 2018-present) of the Fund; Secretary, General Counsel, Chief Compliance Officer (2012-present), and Director (2017-present) of Jensen Investment Management, Inc.	N/A	N/A

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because he also serves as an officer of the Investment Adviser and owns securities of the Investment Adviser.
**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director dies, resigns, retires or is removed in accordance with the Bylaws of the Fund.
***	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because he owns securities of the Adviser.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	39

Notice of Privacy Policy

The Jensen Quality Growth Fund Inc. (the “Fund”) has had a long-standing policy of maintaining strict confidentiality over customer information. The Fund’s policy is as follows:

Confidentiality and Security

All nonpublic personal information about our customers (“you”) will be kept strictly confidential. We maintain physical, electronic and operational safeguards to protect customer nonpublic personal information.

Categories of information the Fund discloses and parties to whom the Fund discloses that information:

The Fund does not disclose any nonpublic personal information about its current or former shareholders to nonaffiliated third parties without the shareholder’s authorization, except as permitted or required by law. For example, the Fund is permitted by law to disclose all of the information it collects, as described below, to its Transfer Agent to process your transactions. The Fund is also permitted by law (and may be required by law) to disclose any nonpublic personal information it collects from you to law enforcement agencies, the Securities and Exchange Commission, and other federal and state regulatory authorities.

Categories of information the Fund collects:

The Fund collects nonpublic personal information about you from the following sources:

•	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, telephone number, social security number, and date of birth; and

•	Information about your transactions with the Fund, its affiliates, or others, including, but not limited to, your account number and balance, investment history, parties to transactions, and information about our communications with you, such as account statements and trade confirmations.

•	In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with nonaffiliated third parties.

40	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Jensen Quality Growth Fund Inc.

	Class J Shares	Class I Shares	Class R Shares	Class Y Shares

Investment Adviser

Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent, and Fund Accountant

U.S. Bancorp Fund Services, LLC doing business as
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
Custody Operations

1555 N. RiverCenter Drive, Suite 300
Milwaukee, WI 53212

Legal Counsel

Stoel Rives LLP
760 SW Ninth Ave.
Suite 3000
Portland, OR 97205

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 1250
Milwaukee, WI 53202

jenseninvestment.com

JN-SEMIQG	This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-

1

3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Quality Growth Fund Inc.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	2/5/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	2/5/2021

By (Signature and Title)*	/s/ Shannon Contreras
Shannon Contreras, Treasurer

Date	2/5/2021

* Print the name and title of each signing officer under his or her signature.

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